Listing Report:Supplement No. 31 dated Aug 14, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 279114
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.38%	Starting borrower rate/APR:	12.38% / 13.79%	Starting monthly payment:	$166.98

Auction yield range:	4.23% - 11.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-2000	Debt/Income ratio:	48%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$19,355	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Coolwatern	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off some debt that I had before I got married.? I feel that my wife shouldn't have to pay for things that I got before we were married.
My financial situation:
I am a good candidate for this loan because I have been at my job for five years in December and haven't been late on any payments.
I hope you are willing to help me out.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 346598
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,475.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.01%	Starting borrower rate/APR:	15.01% / 16.46%	Starting monthly payment:	$85.81

Auction yield range:	4.23% - 14.01%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1992	Debt/Income ratio:	27%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	10y 0m
Amount delinquent:	$0	Revolving credit balance:	$3,204	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	EZLEND	Borrower's state:	SouthCarolina	Borrower's group:	HARD MONEY LOANS
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Prosper Lender Needs Help
Purpose of loan:
This loan will be used to? help me in the business that I am just starting. I am currently buying mobilehomes and renovating them for rental properties.

My financial situation:I am a good candidate for this loan because? I have learned to become more financially responsible as the years have gone by. I have had some credit problems in the past, but as you can see by my credit score, I have become?very creditworthy. I am desperately trying to acquire funds so that I?can have some measure of success in buying and renovating these homes. I have bought two mobilehomes, and would like to renovate a least one of them now and use the home that I currently own as a rental property. The other home I plan to remodel and soon as I can. I have been a "Prosper Lender" for over two years now and I believe in the concept of people helping people. This is the first time that I have asked for a loan. Please find it in your heart to help me now.

Thanks for considering my request.

Monthly net income: $ 1638.00

Monthly expenses:$??? 1125.00

Housing: $???????????????????????????????????????????? ? -0-
Insurance: $ ($972/yr. already paid)????????-0-
Car expenses: $ (gas, oil, tires, etc)???????? 200
?Utilities: $???????????????????????????????????????????????? 150
?Phone, cable, internet: $??????????????????????????175
?Food, entertainment: $?????????????????????????????200
Clothing, household expenses $????????????? ?200
Credit cards and other loans: $???????????????? 200
Other expenses:?????????????????????????????????????? 150

Balance???????????????? $363.00

As you can see, I have enough money at the end of the month to repay this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 362404
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 36.95%	Starting monthly payment:	$112.38

Auction yield range:	11.23% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	23	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,886	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	MacFabian	Borrower's state:	Washington	Borrower's group:	Catholics Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	540-560 (Jun-2008) 620-640 (Jul-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
License Fee: Non-Medical Home-Care
Purpose of loan:
I franchised my unique concept for a residential housekeeping business in October 2008. Since that time I have sold 3 unit franchises, and I have expanded into light commercial janitorial services (cleaning commercial facilities that are 5000' or less). I am now going to be adding non-medical homecare and respite care to my menue of services. Washington state requires a license for providing such services; the licensing fee is approximately $2200. Non-medical & homecare services are not much different from the services my company already provides (housekeeping, transportation & errand services etc.). Having a non-medical homecare license will allow me to attract new clients who pay for services through their insurance providers, and I will also be able to start providing non-medical & respite care to DSHS (Department of Social and Health Services) and Medicare clients.

Thank you for your consideration; if you have any questions please email me.

Also: I am a borrower and a lender with Prosper. I have taken a loan out in the past; it is now paid in full with no deliquencies.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420220
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	8.23%	Starting borrower rate/APR:	9.23% / 11.33%	Starting monthly payment:	$446.70

Auction yield range:	8.23% - 8.23%	Estimated loss impact:	7.16%
Lender servicing fee:	1.00%	Estimated return:	1.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1997	Debt/Income ratio:	30%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	8y 3m
Amount delinquent:	$0	Revolving credit balance:	$6,329	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	SpydrJOAT	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	780-800 (Latest)
Principal borrowed:	$1,527.00	< mo. late:	0 ( 0% )	720-740 (Oct-2007) 740-760 (Nov-2006) 740-760 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Just want to have one payment
Hello! Thank you for reading my loan request!? I hope you will bid on my loan. I am a Staff Sergeant (E-5) with?8 years time in service, currently on active duty in the USAF.? I intend to use this money to simplify my finances down to one payment.? Even though I am deployed, I am still manage the bills for my family.? Tracking payment dates, balances and amounts due has never been more difficult when I have limited time online.My current monthly take-home pay is approximately $3215, with committed monthly expenses of roughly $2750. This includes all of the household bills for my wife and allows her some spending money while I am deployed. We are projected to have our 30 year mortgage paid off in just over 20 years. I will be receiving a 3.1% base pay raise in January.I?will have no trouble making the monthly payment that this loan requires, as it will only replace payments that I currently make, and will in fact lower my monthly expenditures somewhat.? I previously had a loan at 7.85% through Prosper which I paid on time every month.? I recently repaid that loan in full, and I hope this loan funds?in full at a similar rate.? Feel free to contact me if you have any questions.

Thank you in advance for bidding on my loan!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420420
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1990	Debt/Income ratio:	22%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	8 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	35	Length of status:	16y 10m
Amount delinquent:	$2,970	Revolving credit balance:	$40,916	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	58	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pellet	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-680 (Apr-2008)
Principal balance:	$240.76	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Pellet Stove Service Business
Purpose of loan:
This loan will be used to purchase inventory for my?pellet stove service.????
My financial situation:
I am a good candidate for this loan because I have been repairing high pressure boilers for 22 years.? The pellet stoves have a very simple operating system in comparison.? I have studied the stove service manuals from manufacturers (not the manuals that the customers get).? The business is operating with a license and insurance.? I just need to purchase parts to have on hand in the van so I may make repairs the same day in most cases so the customers have their heat running the same day I service.? There is no competition in this market because pellet stove dealers do not make repairs on stoves they do not sell.? This is a wide open market.? With the cost of heating oil rising and the cost of pellet fuel remaining stable, customers need their pellet stoves serviced as soon as possible.? This is somewhat a seasonal business.? Most of the calls or repairs to stoves in the winter, but during the spring/summer the preventative maintenance is done.? Much like your home heating boilers.??It will be a large inventory with the expansion of selling stoves this year.? By having the parts on hand?in the summer I will be prepared for the next heating season.? It takes time to get parts and when a customer has to wait for parts to be ordered they are sitting in the cold.? I am sure if I was repairing your stove for heat you would be a much happier customer if I walked away with the stove working the same day.? Thank you.
Monthly net income: $5800

Monthly expenses: $
??Housing: $?2557
??Car expenses: $ 250???
? Utilities: $ 200
??Phone, cable, internet: $ 160
??Food, entertainment: $ 800
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420426
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1992	Debt/Income ratio:	16%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	29	Length of status:	18y 4m
Amount delinquent:	$168	Revolving credit balance:	$38,470	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	nascarjunkie09	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Hurt by dropping house values
First of all I would like to take this time to thank you for considering to fund my loan.
Friends that have used Propser and told me about it, so I thought I would try it and see what happens.

Purpose of loan:
Pay off my only credit card

My financial situation:
I always pay my bills on time.
Last October I tried to refinance my home to pay off a credit card and was denied because the appraiser said she could not give me a true appraisal on my home.
At that time there were no comparables in the subdivision to compare it too.
All the homes are either bank owned or in foreclosure.
So even though I have good credit and pay my mortgage on time, this hurt my chances of refinancing.

Monthly net income: $ 5400.00

Monthly expenses:?
??Housing: $ 1800.00 (Spouse Pay $800.00 of this)
??Insurance: $
??Car expenses: $ 100.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $
??Credit cards and other loans: $ 500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420438
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 23.36%	Starting monthly payment:	$94.33

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1999	Debt/Income ratio:	35%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$11,624	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	currency-conductor1	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Credit Cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I currently make my payments every month.? I have a good job and stable lifestyle.? I just wanted to save some money by lowering my interest rate.? I hate paying such high credit card interest rates!

Monthly net income: $ 3590

Monthly expenses: $
??Housing: $ 707
??Insurance: $ 60
??Car expenses: $ 235
??Utilities: $ 160
??Phone, cable, internet: $ 140
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420444
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$119.28

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1994	Debt/Income ratio:	13%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	19y 7m
Amount delinquent:	$3,201	Revolving credit balance:	$3,311	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	1/ 2	Bankcard utilization:	65%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	3
Screen name:	pragmatic-principal	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan
Purpose of loan:
This loan will be used to pay a deficit on my retirement account. I am civil service employee an after 20 years and close to retirement I was informed that I have a deficit of $2800 on my account that I was unaware of and that I may not retire until this amount is paid.? They are requesting that the amount be paid within the next eight weeks.

My financial situation:
I am a good candidate for this loan because I have been working for 20 years. I have recently been able to catch up on all my bills and I have a yearly income of $85,000.? I did fall behind in the past due to relationship problems and also trying to get my children through college.

Monthly net income: $ 2000 - 3000

Monthly expenses: $
??Housing: $?517
??Insurance: $ 150
??Car expenses: $ 100
??Utilities: $ none
??Phone, cable, internet: $ 75
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 125
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420450
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1998	Debt/Income ratio:	7%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	14	Length of status:	2y 5m
Amount delinquent:	$4,459	Revolving credit balance:	$2,225	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	45%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	3
Screen name:	rebeldog67	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	520-540 (May-2008)
Principal balance:	$655.46	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
NOT HR! 2ND LOAN NO LATES!
Purpose of loan:
This loan will be used to? Consolidate some payments that I have been making to my daughter's braces and a judgement from a car accident that I was in a few years ago when I did not have insurance.? I am currently paying over $400 a month to these payments and this loan would cut that by almost $300.? I have never been late on these payments at all.? I have just purchased a home and would like to stick some money into finishing the basement.? My home is brand new and under warranty so there is no chance for unexpected problems that would preclude me from paying on this loan.? I currently have a loan that I have been paying on without any lates.? I will put this loan on AUTOPAY.?

My financial situation:
I am a good candidate for this loan because? I make good money as a machinist.? My job is safe because the work we do is not affected by the current financial conditions.? My wife is a nurse, so she has stable employment also.? I HAVE NEVER BEEN LATE ON A LOAN OR CREDIT PAYMENT.?? The reason my credit is showing lates is because the judgement is not reported to the credit agencies when I make payments.? I had some other negative items on my credit relating to some utility bills from five years ago before I went to school and am making double what I was then.?

I have been paying these bills for over 2 years at the payments they are at, this would cut my payment, so I will have no problem making these payments.?

Monthly net income: $ 5000+

Monthly expenses: $ 3000-3500
??Housing: $?
??Insurance: $?
??Car expenses: $?
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420456
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.38%	Starting borrower rate/APR:	12.38% / 14.52%	Starting monthly payment:	$233.77

Auction yield range:	4.23% - 11.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1990	Debt/Income ratio:	48%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	21y 5m
Amount delinquent:	$0	Revolving credit balance:	$19,388	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	steveiz	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	720-740 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	740-760 (Apr-2008)
Principal balance:	$6,438.11	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
paying off my prosper loan
Purpose of loan:
This loan will be used to pay off? my Prosper loan to lower my Intrest rate and monthly payment.

My financial situation:
I am a good candidate for this loan because?I have work at my job for 21?years and have good credit?and always pay my bills
I have a monthy net income of $3000
I?have a mortage payment $1100 and other bills of 500 my wife splits the mortgage with me.?I also have a car payment of $200
My prosper loan paymet is $350 a month?I would like to bring it down to about?$220 a month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420462
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1991	Debt/Income ratio:	21%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	3225	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 92% )	700-720 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 8% )	680-700 (Jun-2008) 680-700 (Mar-2008)
Principal balance:	$2,114.53	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Problem with water-heater.
Purpose of loan:
This loan will be used to get caught up on some? bills as I needed to replace a water -heater, causing my other bills to fall behind.? I am a Special Education teacher at the high school level and I do not return to work for about another four weeks.? Please - I am a person who is in need of some help fast.? Thank you!

My financial situation:
I am a good candidate for this loan because I am a good person that just needs your helping hand in granting me this loan to help make ends workout until I get my first paycheck in the early part of Sept. Thank you !

Monthly net income: $ 5000.00

Monthly expenses: $
??Housing: $ 1416.
??Insurance: $ 57.
??Car expenses: $ 195.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 109.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.
??Credit cards and other loans: $ 400.
??Other expenses: $ 250. oil
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420468
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1983	Debt/Income ratio:	34%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	60	Length of status:	7y 6m
Amount delinquent:	$439	Revolving credit balance:	$1,804	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	40	Homeownership:	No
Inquiries last 6m:	0
Screen name:	moola-rose9	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Please Help Us Get A Fresh Start!
Purpose of loan:
I will be using this loan to consolidate high interest credit cards, payoff payday lending loan used to move closer to work, rent to own furniture and several charged off medical bills from my daughter?s surgery.This will allow me to clean up my credit report, increase my credit score and finally get back on my feet.

My financial situation:
I just came out of a really bad divorce that wrecked my credit.? Until 2007 I had an excellent credit history, was married preparing for my 2 oldest to go into college. It took 15 months for my divorce to be finalized.? ??I was advised to file? personal bankruptcy in order to get out from under the house after it would not sale and my ex left it for me to deal with.? On my way to recovery in 2008 my youngest daughter had surgery.? Her father has not helped since 2007 and I am currently working through the courts for child support enforcement.??

I am a good candidate for this loan because by consolidating the cards, paying off the furniture and paying the medical bills I will be able to save enough monthly to have an emergency fund so that I do not have to rely on credit cards or child support which I am not likely to get soon.? I have been on my job for 7 ? years and in the industry since 1988.? Even though my credit score does not show it, I am an extremely responsible person who met a list of problems and?this will allow me to work my way out of them.

Monthly net income:? $2,448.00??

Monthly expenses:?????
Housing:? $500.00????????????
Car Insurance and Renters Insurance: 88.82???????????
Car Expenses:? $525.00 (gas & payment)????????????
Utilities:? $195.00 (gas/electric/cable)????????????
Phone, internet:? $132.00????????????
Food/Household:? $400.00????????????
Credit Cards:? $200.00
Payday loan:? 240.00??????
Rent to Own furniture:? $82.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420474
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.43%	Starting borrower rate/APR:	29.43% / 31.80%	Starting monthly payment:	$421.40

Auction yield range:	11.23% - 28.43%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2001	Debt/Income ratio:	27%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$3,160	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	cfejera	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refinance/Consolidation
Purpose of loan:

This loan will be used to?

refinance a personal loan (current balance $6,800) and consolidate it with my Bank of America credit card (current balance $3,000).

My financial situation:

I am a good candidate for this loan because?

I am employed full time at an auditing firm. I am an extremely responsible person. I have never been late on a payment, and I never spend beyond my means. My sole reason for applying for this loan to refinance my exiting personal loan. The original loan amount was $15,000, so I have paid more than half the balance already. Further, I would like to consolidate my credit card balance so that I have one less thing to worry about. I have recently gone back to school to obtain my Masters of Busines Administration. Working full-time and going to school can be quite a headache, so I want to get my financial situation under complete control, not that I didn't have it under control already. I simply want to make things as easy as possible. My tuition and other educational expenses are quite high, so any bit of money I can save to put toward that would be great.

Here you can see my current income and expense breakdown. Usually, the debt ratio is only calculated with living expenses such as rent, but I will include all expenses here to give you a good picture of my financial condition.

Net Monthly Income:??????????????? 2,410
Expenses:
Rent:??????????????????????????????????????? ?400
Utilities:???????????????????????????????????? 130
Student Loans:?????????????????????????? 105 (deferred since I began my Master?s program, but I will include)
Cell Phone:????????????????????????????????? 75
Car Insurance:????????????????????????????? 75
Gas:????????????????????????????????????????? 100????????????
This Loan???????????????????????????????????309 (estimate)

Disposable Income:????????????????? 1,216

Debt Ratio:????????????????????????????? ?49.5%??

Thank you so much for your consideration. I greatly appreciate it =)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420480
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,750.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.25%	Starting borrower rate/APR:	15.25% / 17.42%	Starting monthly payment:	$304.39

Auction yield range:	14.23% - 14.25%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1994	Debt/Income ratio:	25%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	18y 10m
Amount delinquent:	$0	Revolving credit balance:	$8,878	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	grizzlebear	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	680-700 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	680-700 (Apr-2008)
Principal balance:	$4,321.28	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Eliminate credit cards
Purpose of loan:
I have 2 credit cards that have had the rates changed from low fixed to unreasonable variables
My financial situation:
Long time stable employment.?
Prosper shows my credit score as 680-700 (based on a month old report, before I closed one of the cards), but I just pulled it today from Experian and is 725.
Have not missed payments, just not happy with new card rates which will go up if the prime goes up.

Monthly net income: $ 2,100+

Monthly expenses: $
??Housing: $ 225
??Insurance: $ 40
??Car expenses: $ 50
??Utilities: $ 120
??Phone, cable, internet: $ 130
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420484
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1983	Debt/Income ratio:	20%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$9,807	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	91%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	adorable-credit	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off personal loans.
Purpose of loan:
This loan will be used to pay off personal loans.?

My financial situation:
I am a good candidate for this loan because in addition to income from my job of $31,200?I have guaranteed siocial security and pensions from Wisconsin and NY State.for the total income given above.The monthly payments could be taken form my social security deposit each month.?.?

Monthly net income: $ 6344

Monthly expenses: $
??Housing: $936
??Insurance: $101
??Car expenses: $ 250, gas only, no car payment
??Utilities: $225 average?
??Phone, cable, internet: $100
??Food, entertainment: $400
??Clothing, household expenses $50
??Credit cards and other loans: $1320
??Other expenses: $120
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420486
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1996	Debt/Income ratio:	17%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	14	Length of status:	9y 11m
Amount delinquent:	$315	Revolving credit balance:	$441	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	60	Homeownership:	No
Inquiries last 6m:	3
Screen name:	marriage101	Borrower's state:	California	Borrower's group:	UtopiaLoans.com - Now Over $1 Million in Closed Loans!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	(Mar-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Just a little help!
Purpose of loan:
This loan will be used to pay off the remainder of my debts.? To just have one loan to pay back. Should be able to pay the loan back in 2 years instead of 3.

My financial situation:
I am a good candidate for this loan because I previously received a loan from prosper in 2006.? I had no late payments and even made extra payments.?

Monthly net income: $ 2400

Monthly expenses: $
??Housing: $
??Insurance: $ 2300 yearly-..?
????Car expenses: $470.00
??Utilities: $ 350.00
??Phone, cable, internet: $?238.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $300.00
??Credit cards and other loans: $ 3000.00
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420490
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.61%	Starting borrower rate/APR:	26.61% / 28.94%	Starting monthly payment:	$609.24

Auction yield range:	8.23% - 25.61%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1994	Debt/Income ratio:	114%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,283	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	benefit-compadre	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Startup Capital
Purpose of loan:
This loan will be used to finance the start up of a business.

My financial situation:
I am a good candidate for this loan because I have proven myself as a responsible borrower and a dedicated hard worker.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420492
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1996	Debt/Income ratio:	13%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sparkling-p2ploan	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off cards to visit my kids
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?I am a very stable, responsible person.? I have been in my job and steadily moved "up the ladder" for over?9 years now.? I have stock investments and savings accounts to back any money loaned to me here.? I have very low debt to income ratio and I have always paid my?bills religiously every month.? I want to pay some of my higher interest cards?off so that I am paying a lower interest rate.? I do not use my cards for wasteful purposes, just?for making trips from Mississippi to?Colorado several times a year to visit my kids.?

Monthly net income: $ 6000.00 +

Monthly expenses: $
??Housing: $ 800.00
??Insurance: $ 60.00
??Car expenses: $ 300.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 550.00
??Other expenses: $ 1300.00
.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420502
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	20.02%	Starting borrower rate/APR:	21.02% / 23.27%	Starting monthly payment:	$452.22

Auction yield range:	6.23% - 20.02%	Estimated loss impact:	5.35%
Lender servicing fee:	1.00%	Estimated return:	14.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1986	Debt/Income ratio:	45%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	12y 5m
Amount delinquent:	$0	Revolving credit balance:	$17,701	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	nimble-generosity	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit card payoff
Purpose of loan:
This loan will be used to? pay off 3 credit cards

My financial situation:
I am a good candidate for this loan because? i always pay my bills on time and never miss a payment
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420508
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	14.55%	Starting borrower rate/APR:	15.55% / 17.73%	Starting monthly payment:	$209.61

Auction yield range:	14.23% - 14.55%	Estimated loss impact:	15.33%
Lender servicing fee:	1.00%	Estimated return:	-0.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1994	Debt/Income ratio:	37%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$26,296	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Ronny878	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	680-700 (Jan-2008) 600-620 (Nov-2006)
Principal balance:	$598.83	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Debt Consolidation
My financial situation:?
I have a full time job that allows me to live comfortably as well as a side business?as an independent contractor field inspector. I make approx 600 a month from this(not included in my monthly?net income)?My living expenses are very low?because I have a roommate to offset my living expenses.??
Monthly net income: $ 2822.00 Salary (Monthly)???????????????????????????????????????????????????????????????????????????????????????
Monthly expenses:?Housing: $ 350??
??????????????????????????????Car expenses: $ 650??
??????????????????????????????Utilities: $ 150??
??????????????????????????????Phone, cable, internet: $ 100??
????????????????????????????? Food, entertainment: $ 200??
????????????????????????????? Clothing, household expenses $ 350??
????????????????????????????? Credit cards and other loans: $ 425 (including current Prosper Payment)??
??????????????????????????????Misc: $ 150?
???????????????????????????? TOTAL: $2375 ? Leaving $447 approx. for savings (not including monies earned from my side business as a independent contractor field????
???????????????????????????????????????????????????????????????????????????????????????????????????????inspector)
I am a current Prosper customer that has never once been late on a payment since I had my initial loan funded in 2007. I feel that I have proven myself to all the people that have funded my initial loan with my great payment history. Getting a lower interest rate would help reduce my current payment on my current loan as well as bring down the interest rate on some of my higher rate cards.??

Please help fund this loan. I?will continue?paying back this loan?faithfully.

Thanks for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420512
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$212.60

Auction yield range:	17.23% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-2006	Debt/Income ratio:	24%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,046	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	ex-bf	Borrower's state:	Washington	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan to Invest!!
Purpose of loan:
This loan will be used to?
Invest in stock market, now is the best timing if you are going for long term.

My financial situation:
I am a good candidate for this loan because?
- I have stable income
- I am using this money to invest as well as helping people back through prosper as an investment.
- I am responsible with my finances.
- I never pay late and have no delinquencies as you can see on my record.
- I am a lender as well, so I know how it feels getting late payment and having charged-off loans, which I am not gonna do
- I have a good credit score of 713 (but I dont know why prosper puts me at HR)

?I currently have:
? - US$3000 in lender account in prosper.
? - some savings in my current investment account

?I am a safe candidate!!!! Bid with confidence!

Thanks to all previous bidders!!!

Monthly income: $4500

Monthly expenses: $
??Housing: $525
??Insurance: $125
??Car expenses: $435
??Utilities: $50
??Phone, cable, internet: $50
??Food, entertainment: $600
??Clothing, household expenses $50
??Credit cards and other loans: $none
??Other expenses: $none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420526
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,750.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$71.85

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-2002	Debt/Income ratio:	11%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	5 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$7,338	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	GreenMiss2007	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate two cards with interest rates that have recently spiked. I recently moved from down south to New York to complete my education. All these moving expenses (flight, shipping for some furniture, etc.) were placed on a couple of my credit cards. One of these cards with the larger balance recently had a rate hike up to 29.99%! The finance charges are absolutely ridiculous! So I decided it was time to shop around for a new rate. Here are the two cards I'll be consolidating:

Providian Balance: $1,475.00 @ 29.99%(Minimum payment $125)
HSBC Balance: $430.00 @ 19.75% (Minimum payment $21)

I currently work through a professional services company as the manager of the conference center at a private wealth management company. My position is very secure with good pay.?

Monthly net income: $ 2300

Monthly expenses: $ 2114
??Housing: $ 1175 (New York City)
??Insurance: $
??Car expenses: $?89 - No car, just Metro
??Utilities: $ 50 - All flourescent lighting
??Phone, cable, internet: $?50 - Internet only. No cable & phone is expensed.
??Food, entertainment: $?300 - Lunch is provided?at work on site.
??Clothing, household expenses $?100
??Credit cards and other loans: $?300
??Other expenses: $ 50

As you can see, I usually have a little surplus at the end of the month that I usually apply to the credit card balance. Unfortunately, with such a high interest rate, it?s not going down as fast as I would like. I also have savings that cover a large chunk of this loan, but I only consider that to be a necessity, as I consider having a savings cushion a must.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420532
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	30.90%	Starting borrower rate/APR:	31.90% / 34.31%	Starting monthly payment:	$434.99

Auction yield range:	17.23% - 30.90%	Estimated loss impact:	36.31%
Lender servicing fee:	1.00%	Estimated return:	-5.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1998	Debt/Income ratio:	25%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	71	Length of status:	1y 2m
Amount delinquent:	$3,190	Revolving credit balance:	$14,497	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	famous-dough	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating bills
Purpose of loan:
This loan will be used to Consolidate some of my debt.

My financial situation:
I am a good candidate for this loan because I have a track record of being very responsible.? Before this prior year I was never late or behind on anything, but their was a death in my family and I aquired some debt from that.? I just want to get back on track with everything and repair my credit.? I have stable career and I make more than enough money to take care of the monthly payments.? I am 110% sure with this loan I can manage all my obligations and get everything current so I can begin saving money again.? My company pays for my car, gas, travel, internet, cellphone and insurance so my expenses are low monthly.

Monthly net income: $ 4,100

Monthly expenses: $
??Housing: $ 972.00????????
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 150
??Phone, cable, internet: $ 0
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $?670
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420550
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$906.70

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1997	Debt/Income ratio:	8%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 3	Employment status:	Full-time employee
Now delinquent:	7	Total credit lines:	39	Length of status:	1y 0m
Amount delinquent:	$39,316	Revolving credit balance:	$0	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	48	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	orange-delicious-wampum	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To Settle Second Loan on my home
Purpose of loan: To Pay off my Second Loan. I have 248K loan amount and Lender Agreed to Settle for 45K
This loan will be used to?

My financial situation:
I am a good candidate for this loan because I make 150K and have a big paycheck to payoff

Monthly net income: $ 150000

Monthly expenses: $ 5000
??Housing: $ 3085
??Insurance: $ 100
??Car expenses: $ 700
??Utilities: $ 200
??Phone, cable, internet: $ 50
??Food, entertainment: $?500
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420568
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$439.87

Auction yield range:	17.23% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1998	Debt/Income ratio:	47%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	54	Length of status:	10y 6m
Amount delinquent:	$0	Revolving credit balance:	$15,561	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	51%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Choover	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	640-660 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	680-700 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Loan consolidation
Hello everyone. I am looking to consolidate a few bills and get some debt paid off. I have been employed by the same company for over 10 years and other than a reduction in hours to meet the current demand we are riding out the economic crisis a lot better than most.

Well the long and the short of it is simple, I recently had a marital seperation and the reduction in work over the last 10 months has put me into a bit of debt. I think the best way to summarize why I am a good candidate for this loan is that I have adjusted my lifestyle to meet the new situation. I am as of this week renting a room from a family member for 300 a month, I am responsible for my ex's car payment that is already in my name for 342 a month, but other than those my only financial obligations are daily living expenses and the debt I am working to consolidate. I have a few thousand in cash reserves and would like to just nuke the debt and start fresh

Thank you for considering my loan request
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420572
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,400.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$289.51

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1975	Debt/Income ratio:	36%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	40	Length of status:	13y 11m
Amount delinquent:	$15,914	Revolving credit balance:	$5,442	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	2
Screen name:	withoutdebt	Borrower's state:	Missouri	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	580-600 (Jul-2008) 580-600 (Jun-2008) 580-600 (Apr-2008) 600-620 (Mar-2008)
Principal balance:	$2,334.88	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
FINAL RELIST
Purpose of loan:
This loan will be used to?pay payday loans some bills I am behind on and high interest cc

My financial situation:
I am a good candidate for this loan because..I am a good honest person who has always helped others out but got behind,? My daughter and grandaughter were killed and surviving children came to live with me. This loan?will pay off my current Prosper?($2300.) and help me get caught up on some other bills.
? I have paid my account on time every month.?Group members please bid on this loan, good return for you and I will pay on time every time. as well.? My goal is debt free in two years, then be a Prosper lender.? THANKS TO EVERYONE WHO BID ON MY LISTING PLEASE BID AGAIN

Monthly net income: $ 3500.

Monthly expenses: $ 2500.
??Housing: $ 650.
??Insurance: $260
??Car expenses: $170.Utilities: $ 300
??Phone, cable, internet: $200
??Food, entertainment: $250
??Clothing, household expenses $135.
??Credit cards and other loans: $?550.
??Other expenses: $180.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420586
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$64.53

Auction yield range:	4.23% - 9.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1990	Debt/Income ratio:	16%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	62	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$736	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	5%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	IcedMochaFund	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Son's 1st Semester of College
Purpose of loan:
Thanks for reading.?This loan?is to provide?the remaining balance of my son's first?semester of college Tuition.? He is attending Southern Utah University and we (my wife and I) ?have?already paid the Tuition and Housing?out of pocket (approx $3000) but this loan will be used?to replenish our savings,? to get ready for Spring.? We will be able to add to it over the next few months out of our "savable" portion of income so, $2000 is all we'd need using Prosper.

My financial situation:
I am a good candidate for this loan because my income and my wife's income is as follows:

Net Income:
Me = 3000
Wife = 1600
Total = 4600

Monthly Expenses:
Housing = $1440 (PITI)
Food = $450
Utilities =?$184 (Gas 46, Electric 83, Water/Trash 55)
Misc?Services?=?$240? (Cell 150, Internet/CabTV 90)
Transportation = $790 (AutoLoan 260, AutoInsur 200, Gas/Maint 330)
Consumer Bills =?$165 (AmExp 15, BofA 66, Chase 84)
Medical = $400 (Prescriptions 220, PrevBills 180)

Total Expenses = $3670

Savable = approx $1,100

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420590
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-2007	Debt/Income ratio:	25%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$964	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	excellent-benefit	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pharmacy School
Hello,

This loan will be used to help me pay for some of my books and fees at school. I have heard about prosper from my sister and decided to give it a try. I consider myself a very responsible person, and always take care of my obligations. Thank you for reading this and God Bless!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420592
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1985	Debt/Income ratio:	43%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	24y 1m
Amount delinquent:	$0	Revolving credit balance:	$117,578	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	diligent-basis	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Plumbing Repairs
Purpose of loan:
This loan will be used to?
Remodel our Bathroom
I am a good candidate for this loan because?
I am a Truck Driver and I have been with the same company for 24 years.? I have lived in the same place for 24 years. My?wife also contributes her income.? I have always paid my bills and have never been late on a payment.? Most of the revolving credit is from a home equity line of credit we took out when my son was young to pay medical bills.???My Son?just graduated from high school and we just spent money on enrolling him in Tech. School, now?we find?there is a?need to remodel our bathroom.? It has mold and there are things that need to be ripped out and the plumbing repaired.? I will be doing most of the work myself along with a plumber friend, saving us thousands of dollars?.? Making the prosper payment will be easy to do because of the second income my wife brings in, plus I will be doing extra runs? until it is paid off and it will be automatically deducted through my bank account.?I also have a 401K?(with over 100K) I can tap into if the need arises.? I would appreciate andy help and bids I can get.? Thanks?
My financial situation:
Monthly net income: $ 3,500
Wife's Income 2,000
Monthly expenses: $
??Housing: $ 450,00
??Insurance: $???200.00?
Car expenses: $ 100.00
??Utilities: $ 125.00
??Phone, cable, internet: $ 110.00
??Food, entertainment: $?400.00
??Clothing, household expenses $
??Credit cards and other loans: $ 1300
??Other expenses: $ 200.00????
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420604
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1997	Debt/Income ratio:	98%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	18	Length of status:	1y 3m
Amount delinquent:	$94	Revolving credit balance:	$321	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	the-heavenly-bazaar	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit card debt
Purpose of loan:
This loan will be used to consolidate credit cards that my spouse and I have together.? Condolidating our credit card debt would lower our monthly payments and allow for extra funds to be put toward the principal balance of other loans so that eventually we can become debt free.?

My financial situation:
I am a good candidate for this loan becauseI have a stable steady job and I am looking toward a future of becoming debt free.

Monthly net income: $ 5,600.00

Monthly expenses: $
??Housing: $
??Insurance: $ 220.00
??Car expenses: $ 1400.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $ 1300.00
??Other expenses: $ 500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420608
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,800.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.43%	Starting borrower rate/APR:	28.43% / 30.79%	Starting monthly payment:	$282.85

Auction yield range:	11.23% - 27.43%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1992	Debt/Income ratio:	35%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	24 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$48,195	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	uptown	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off greedy credit cards
Purpose of loan:
This loan will be used to consolidate and pay off four credit cards who have unnecessarily raised their rate.? I recently bought a home and have been using credit to make repairs and furnish the house.? This recent activity seems to have made these creditors nervous and they raised their rates to ridiculous percentages.? I called each to inquire why this had happened and they basically told me that they do that from time to time and that I could do nothing at this time to reduce the percentage.? I decided to apply for a loan on prosper and show them that there was something I could do because I would rather pay interest to the people who help other people rather than line the pockets of greedy creditors.

My financial situation:
I am a good candidate for this loan because I have a secure job with a great employer.? Even though my credit rating of 660-680 gives me a D rating here, I have never defaulted on a loan and I pay my bills on time.? It boggles my mind why creditors raise their rates on the customers who make more than their minimum payments on time every month.? Since this loan will be used to pay off these four cards, I am not creating more debt.? I have a good monthly income and I will repay this loan.

Thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420614
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-2001	Debt/Income ratio:	26%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$9,268	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	money-library	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory
Purpose of loan:
I currently have a Kiosk operation at a Mall (Franklin Mills Mall, Philadelphia, PA) and I need to buy some inventory for the Holiday season. In addition, my business sells through Amazon.com I also am seeking to expand and in another Mall. The business name is Catai Trading LLC.
My financial situation:
I am a good candidate for this loan because I have good cash flow from the business I?started. In addition I have a full time job as an Relationship Administrator at the?mutual fund company Vanguard.

Monthly net income: $
The business net income is:
2000

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420620
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$92.91

Auction yield range:	3.23% - 19.00%	Estimated loss impact:	0.64%
Lender servicing fee:	1.00%	Estimated return:	18.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-1996	Debt/Income ratio:	5%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	9 / 7	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,406	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	trade-grove	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real Estate Partnering
Purpose of loan:
This loan will be used to?
Rather than offering a loan opportunity, I am seeking someone who wants to partner (substantially more profits for you and volume for me).

My financial situation:
I am a good candidate for this loan because? Again, not seeking a loan but rather a partnership.?

I have 7 years of experience flipping properties from single family to a 100 unit apartment building (with previous employer and by myself).? We would qualify for plenty of loans as a couple, my wife makes 120k+ as an attorney,? but she dislikes loans of almost any kind.?

I have a house right now that we can partner on.? I have secured a loan for $80,000 from a relative on a home that I am buying for $50,000. <To be totally upfront, the REO agent for the house is 99% sure that the bank will accept the offer - it will be a couple of days yet before I hear back as they have up to 10 more days to reply.? He thought I would hear back by today.? I have access to other properties that are eqrually good deals.>

So I am buying it for 50k.? Other similar homes on the street have sold for 130,000 recently.? It is assessed at 180,000.? It needs 10-20k of work (carpet, paint, minor plumbing, a roof valley, and basic clean up). Exit strategy is to reapir and flip in less than 3 months, making 40k.)

Though this deal is a slam dunk, is already financed perfectly, etc, I am offering the deal to a partner to establish a relationship.?

I envision that relationship being: I do all of the work of finding, repairing if necessary, and selling.?? You provide the financing if you like the property.

I have a 726 credit score.

I am a licensed real estate broker in WI.?

I can help you make 25%+, secured by a recorded mortgage, closed at a title company, using an appraisal company, etc.

If you are willing to get a loan for the property your ROI would obviously be a lot more and equally secured:? Example:? Obtain a bank loan for 50k on above property, put a max of 20k into repairs,? Your outlay would be 20k + 10k down to obtain the loan = 30k? After selling for 120,000 and making 50k, we split it and you get 25k (half the profit and your downpayment 10k back making 25k on a 30k outlay in less than 6 months.? <I have a lender who says he can do 100% financing on investor properties, which would reduce the outlay.

In summary, I can use my experience to help you make a huge return on your cash.

Contact me today.

All the best,
Steve
Butler, WI (Milwaukee suburb).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420626
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,275.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$125.07

Auction yield range:	4.23% - 21.00%	Estimated loss impact:	2.20%
Lender servicing fee:	1.00%	Estimated return:	18.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1995	Debt/Income ratio:	4%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	11y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,072	Occupation:	Analyst
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	21%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	23	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	best-value-sceptre	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a Volvo for our family
Purpose of loan:
This loan will be used to assist with buying a Volvo for my family.? I have cash for the majority of the purchase price.? This car is from a friend and is well maintained.??Purchasing this car?will reduce my monthly auto expenses, personal property taxes and lower insurance costs.

My financial situation:
I am a good candidate for this loan because I have a stable income in an industry that is not currently experiencing layoffs. I have been employed at the same company for over 11 years. I have never had a late payment in the past four years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420644
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.11%	Starting borrower rate/APR:	22.11% / 24.38%	Starting monthly payment:	$286.86

Auction yield range:	8.23% - 21.11%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1999	Debt/Income ratio:	26%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$246,817	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ready-capital	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to? Pay off credit cards and other high interest revolving lines

My financial situation:
I am a good candidate for this loan because?
Although my credit score is not "great," I do make monthly payments on time.????
Monthly net income: $ $5,200

Monthly expenses: $
??Housing: $ 1,200
??Insurance: $ 300
??Car expenses: $600
??Utilities: $ 300
??Phone, cable, internet: $170
??Food, entertainment: $ 500
??Clothing, household expenses $300
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420656
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$272.01

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1985	Debt/Income ratio:	21%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	29y 2m
Amount delinquent:	$0	Revolving credit balance:	$27,302	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	8
Screen name:	melsdebt	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-660 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	640-660 (Mar-2008)
Principal balance:	$3,874.77	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Jaguar
Purpose of loan:
This loan will be used to buy my dream car before being 50!

My financial situation:
I am a good candidate for this loan because?I pay all my bills on-time; divorce messed up credit score to get a loan.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420662
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.75%	Starting monthly payment:	$49.38

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-2001	Debt/Income ratio:	7%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$5,315	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	proud-interest	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off payday loans forever!
I am a young professional paying off 4 payday loans. I have learned from my mistake; I think that sometimes a payday loan can help, but I got in over my head. I would like to pay off my loans for good with this prosper loan. I have low interests on my credit cards, and just recently paid off a $2000 credit card. I make monthly payments and am current. This loan will allow me to build my savings so that I don't have to ever rely on payday loans again.

I am a good candidate for this loan because I am responsible, have a stable government job and few expenditures - only rent (utilities included), cable, cell phone and one monthly credit card payment. I am on a strict budget and am looking forward to saving for the future.

I'm ready for a fresh start and a prosper loan would help me do that immediately!

Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420674
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1995	Debt/Income ratio:	12%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$7,071	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Surgeryman	Borrower's state:	Vermont	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	0 ( 0% )	620-640 (Jun-2008)
Principal balance:	$6,556.90	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Pay off credit cards
Purpose of loan:
This loan will be used to?pay off credit cards and to use the money to pay off the loan and to invest the balance that I would have normally would be obliged to pay to the credit card companies.

My financial situation:
I am a good candidate for this loan because? I have a full time career in medical device sales and I am building a new medical device company that has a successful product in clinical trials

Monthly net income: $varies between $6500-$11000

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 125
??Car expenses: $ 730? as I am in sales in New England I pay for my gas expenses to travel
??Utilities: $0
??Phone, cable, internet: $270
??Food, entertainment: $ 450
??Clothing, household expenses $
??Credit cards and other loans: $1900
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 415139
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,565.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$777.90

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1985	Debt/Income ratio:	19%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	12y 7m
Amount delinquent:	$0	Revolving credit balance:	$9,221	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	ptyaa	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	37 ( 100% )	720-740 (Latest)
Principal borrowed:	$24,000.00	< mo. late:	0 ( 0% )	680-700 (Feb-2008) 660-680 (Jul-2007)
Principal balance:	$4,832.28	1+ mo. late:	0 ( 0% )
Total payments billed:	37
Description
Proven borrower. Two projects.
Purpose of loan:
I would like to redo my roof on my home. I have an estimate of $10,850 for that. I would also like to purchase a used vehicle (2004 Dodge Neon) for my job as a Home Healthcare Worker.? I have a quote (taxes, license, fees, etc) of $8715 for this vehicle. This will be my second vehicle. I have been driving my minivan and I would like to switch to a more fuel efficient compact vehicle since I drive so much.

My financial situation:
I am a home health care nurse. With the help of my previous Prosper lender I have paid off all of my?credit card debt. I have successfully paid off one Prosper loan early and will have the second one finished by March 2010 (also early). I typically have between $1000-$1500 left over each month after Roth investment and a little into the savings account.?I have one loan for under $5000 for some home improvement work I did on my home. I replaced the hardwood floors in my home that were warped and replaced some windows in my living room that were leaking (and causing the warping). This is at 0% interest and will be paid off in one year. ?

Monthly net income: $ 6000 after taxes (high tax bracket) ,$1250 from my husband, and $500 rent from my daughter.

Monthly expenses: $
??Housing: $?3000
??Insurance: $?200
??Car expenses: $300 (gas)
??Utilities: $?300
??Phone, cable, internet: $?150
??Food, entertainment: $ 300
??Clothing, household expenses $?50
??Credit cards and other loans: $ 550 Prosper,?$400 interest free home repair loan (optional payment... minimum is $50 but I always?pay extra).
??Other expenses: $ 100 misc (mostly buying clothes for my grandchildren as needed)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420423
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,699.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$76.86

Auction yield range:	4.23% - 34.00%	Estimated loss impact:	2.27%
Lender servicing fee:	1.00%	Estimated return:	31.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-2003	Debt/Income ratio:	22%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,455	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	BAEVentures	Borrower's state:	Illinois	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	740-760 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	720-740 (Apr-2009) 740-760 (Jul-2008)
Principal balance:	$1,388.93	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Re-Invest In Prosper
Purpose of loan:
This loan will be used to? Re-invest in Prosper. I currently have over $2,000 invested and am looking to increase that.

My financial situation:
I am a good candidate for this loan because? I have a previous Prosper loan, I have never been late on a payment.

Expenses: $3101.90
Income: $3880.00

FYI lenders, I will not accept this loan if it is not bid below 8.5%.

Please let me know if you have any questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420459
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1999	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$13,694	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	stillmaticjg	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 86% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	2 ( 14% )	620-640 (May-2008)
Principal balance:	$3,319.32	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420465
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2005	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	4	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$2,538	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	money-loyalist	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Student Help
Purpose of loan:
This loan will be used to? I have recently moved from Washington to Wisconsin to attend school and there is a short period of time between my student loans kicking in and paying for my housing and expenses and now so I must seek a loan to pay for expenses while I am waiting for disbursements.

My financial situation: My financial situation is a bit odd my father past away when I was young and I currently receive money from the estate that he left my sister and I. For tax reasons I cannot take out anymore money this year otherwise we will adjust into a higher tax bracket.
I am a good candidate for this loan because I have substantial assets in the form of real estate and cash that is just not currently available so lending with me is a very safe bet. I also work two jobs one with the hearing impaired and one selling insurance.

Monthly net income: $
1600
Monthly expenses: $ 1400
??Housing: $550
??Insurance: $0
??Car expenses: $200
??Utilities: $20
??Phone, cable, internet: $200
??Food, entertainment: $250
??Clothing, household expenses $50
??Credit cards and other loans: $35
??Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420477
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	1 / 1	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	2	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ceremony3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for preschool
Purpose of loan:
This loan will be used to pay for the first two months of full time preschool for my kids (3 and 4 years old).

I have been taking care of my kids full time for the last four years while working freelance at home. Now that they are ready for preschool, I can return to full time employment and work towards getting us out of the emotionally disturbing situation we live in. My freelance job isn?t bringing in the money I need for the school fees fast enough, and my sadistic spouse thinks it?s fun to watch me struggle to do this on my own when he could so easily make the payments. This money will help me put the kids in preschool on a full day schedule so I can get a full time job and save up enough money to improve our lives. My kids deserve so much better than this environment.
I am a good candidate for this loan because I am a responsible person, I take my financial obligations seriously, and I make payments on time.

Monthly net income: $ 1000

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: Not applicable
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420483
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-2007	Debt/Income ratio:	45%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,612	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mD2be	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,551.00	< mo. late:	0 ( 0% )	600-620 (Jan-2008)
Principal balance:	$1,431.92	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Medical Residency Training
I currently have a loan that is approximately 18 months old. This loan was used for me to able to take all of the United States Medical Licensure Examinations. Thankfully, that is over and done with, and with success! At the same time, I have stayed at my current job, and have been able to make payments on time. But now comes the hard part. I have to start applying for residency training this September, and that entails flying all around the country, trying to find a hospital that will both need me, and at the same time, fulfill my career aspirations. That is where this loan comes in. The money for this loan would be used to pay off my current loan (which has about $1,400 left), and pay for the application to multiple hospitals, along with flight travel and hotel stays. The average applicant usually has to fly to about 10 different hospitals around the country. About my credit rating being HR, I truly do not understand that. My credit score has gone up since the last time I applied for a loan. I have been able to obtain credit cards with relatively high credit limits, because of the fact that my score has improved. I have credit cards because I needed them to pay for classes related to studying for the licensure exams. I also needed them to pay for US Clinical Experience, and that was the most expensive of all. It was $6,000, but worth it, because it increases my chances of getting into a good residency program. I understand that seeing "HR" will put off a lot of people, but I hope that you will see my unique situation, and see past the "HR".

My financial situation:
I am a good candidate for this loan because I continue to pay my bills on time, I have currently paid off my highest credit card bill ($6,000), I have never been delinquent, and my current Prosper loan is in good standing. I also receive extra money, which is not reflected in my yearly salary, because of the truly wonderful people around me who are willing to help me achieve my dream (i.e., significant other). This extra money is helpful for paying for unexpected expenses.

Monthly expenses: $ 975
??Housing: $ 125 (I?rent a space with my relatives, that's why it's so cheap)
??Insurance: $?50
??Car expenses: $ 0 (I drive a paid-off car)
??Utilities: $ 0 (it's included in my rent -- good deal!)
??Phone, cable, internet: $ 150
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $ 50

Please help me finally fulfill my dream of becoming a Radiologist Oncologist.

All of your help is GREATLY APPRECIATED! I will NOT let you down! And when I finally make it, I will have all of you on Prosper to thank!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420489
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1973	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	31	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$26,040	Occupation:	Other
Public records last 12m / 10y:	1/ 2	Bankcard utilization:	85%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	awe-inspiring-payout	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cash flow - established IT Business
Purpose of loan:
This loan will be used to?
Provide cash flow for our business in the very short term <45 days.??
My financial situation:
I am a good candidate for this loan because?
We have?a large (>30)?Dell computer order for a client that will require us to use all our free cash to purchase these systems for resale. We have collected 1/2 down deposit from the client but we need to finance the other half. This client is a very dependable school that never goes beyond 30 days in paying our invoices. We would be able to pay back this loan (with interest of coarse) within 45 days (once our client pays us?the remainder for the computers).
Monthly net income: $
$8000-$10000
Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 200
??Car expenses: $ 250
??Utilities: $ 300
??Phone, cable, internet: $ 100
??Food, entertainment: $?300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420493
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-2001	Debt/Income ratio:	19%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	0 / 0	Employment status:	Retired
Now delinquent:	0	Total credit lines:	2	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	magical-bid	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my credit & medical bills
Purpose of loan: This loan will be used to? pay my credit card bills and my medical bills along with buying some food for our daughter because we have not food for her after tomorrow!

My financial situation:
I am a good candidate for this loan because? I always pay my loans back no matter what?and I am a good decent and honest person who always tries to do the right thing in life, cause I care about people and I always want the best for everyone in this life. Thank you so much for giving me this loan because your helping me and my wife and daughter a great deal. I am disabled and am not able to work because I have lupus and fibromyalgia along with a bad back. If I had it my way I would be working and making money to support my family like I was doing but because of these illness I am not able to work at all. The state cut my income back and that is why I am having to ask for the money so I can get on my feet again and get things back on track somewhat!
Thank you for loaning us the money we are very greatful for your help because we have nowhere else to turn.? God Bless you and Thank you very nuch!

Monthly net income: $ 1958.00

Monthly expenses: $
??Housing: $?180.00
??Insurance: $ 131.40
??Car expenses: $?100.00
??Utilities: $80.00
??Phone, cable, internet: $ 80.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 1000.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420499
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	11.23% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1995	Debt/Income ratio:	23%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	19 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$34,023	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	lady75	Borrower's state:	Minnesota	Borrower's group:	Credit Card Consolidation
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 94% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 6% )	600-620 (Jan-2008) 640-660 (May-2007) 620-640 (Oct-2006)
Principal balance:	$2,878.06	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
BETTER INTEREST RATE; BETTER FUTURE
I have been a Prosper member in good standing on a 36 month, $5000 loan for 15 months. I have been timely with my monthly?payments. My annual income is $155,000. I am in Medical Device sales and I have been employed with the same company for 4+ years. I am paid quarterly commissions + salary, along with a monthly car/mileage stipend. My monthly take home income is $4600. My current monthly expenditures are $3000. I am looking to consolidate 2 credit card payments, in which my interest rate has gradually increased each statement period, even though I have made every monthly payment on time. Please consider investing in my future, and yours.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420511
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,085.66

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	12 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	26	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$14,143	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$0
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	sportsguy	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	780-800 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	820-840 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	1
Description
Capital for Business Operations
Purpose of loan:
This loan will be used to pay for ongoing business operations during a ramp up period for marketing and sales efforts. Once new employees are hired to handle additional sales volume the increased income will pay of the principal amount of the loan. This is my second loan through prosper. The first was paid off ahead of time without missing a payment. Our household has income from my spouse and from a rental home we own which provides income as the business grows. We now have four employees and will add two more to handle the additional sales calls from customers. The new employees will significantly increase the revenue from accounts we are not able to service right now.

My financial situation:
We are a good candidate for this loan because my wife and I both have stable and high credit ratings. Combined we make over 100K per year without considering annual bonuses. We own our current home and also a rental home for which we receive additional monthly income. Our automobiles, a 1997 Honda Civic and a 2008 Ford Escape, are paid off and we have no student loan debt outstanding. Our only recurring debt is on one credit union credit card which currently is at 0% interest for 12 months. We used this to buy furniture. We are responsible and hard working young people with ambitions and determination to become successful. Please help us achieve our dreams by funding this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420513
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,900.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$101.96

Auction yield range:	4.23% - 15.00%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	12.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-2002	Debt/Income ratio:	15%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	ChrisLoans2You	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Solid Loan for your portfolio.
Ok sharks you got me to list at a higher rate. This is the highest I will go, I dnt need the money that bad and I have $3000 cash in the bank. This is a locked in, will pay on time loan.

Purpose of loan:
This loan will be used for various things, including saving some, paying?off some minor loose end bills, extra expenses during the school year,?putting some into my 2 year olds college account, etc..

My financial situation:
I am a good candidate for this loan because?

I have a low cost of living and and my job is not in jeapordy.
I worked very hard to rebuild my credit from my youthful mistakes and will not ruin it.
I am a family man who makes it a priority to pay bills.
I check my credit regularly to ensure it is perfect and accurate
I have 45% equity in my home ($108,000) conservative equity estimate
$2000 Prosper lender?portfolio (approx)
I am due for a salary?increase in Sep 2009

The loan will be paid back, period. I have been burned by a few borrowers on here and I know how it feels to see a loan go bad. I will not do that to anyone. I will set up my payments on auto draft.

**The "judgement" on my credit history is from a work accident in 2003. The insurance company was supposed to send payment for the bill and they delayed. I was persistent, but got caught up in the red tape and they did not pay until 1 week after the judgement was rendered. I worked hard to get it removed, 2 bureaus removed it, but not Experian. The ammount was negligible ($325).

** Prosper is showing I do not own a home. I am going to fax in my paperwork so hopefully that will be updated correctly. I do own a home, but recently refinanced which may explain why it is not showing up yet. I own a home valued conservatively at 239,000 and I owe 131,000 30 years at 4.875%

I owe around $7000 on a $30,000 2007 Ford Edge, which I have?2 years left at 2.9% I am 6 months ahead on my payments.

I think I should be an AA rating, but I made?some recent?inquiries when refinancing which knocked me down to A

I am currently working full time as well as taking?12 college credits this semester.

I do plan on paying this loan back as a full 3 year term.
My gross salary pay is 2925/4 weeks
My net salary pay is 2425/4 weeks plus I get a mileage check and health insurance reimbursement monthy (around $400 net)
My company is also generous enough to give us a nice?holiday bonus, and I do make some?extra cash on the side doing various things.

This loan is a solid one for your portfolio, it will get paid back over time, providing you with a solid?flow of interest and principal?coming in.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420529
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	19 / 17	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	29	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$10,928	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	hopeful-moola5	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
West Cobb Diner
Purpose of loan:
This loan will be used to?.West Cobb Diner will provide residents of West Cobb County an affordable dining experience in a casual Diner atmosphere. We will provide only fresh, quality homemade foods at very affordable prices. It will be the first Diner style restaurant of its kind in the area. It will be located in the Village at Old Trace next to the West Cobb Avenues. West Cobb continues to grow daily and there are approximately 120,000 people within a 5 mile range bright open space will make for a very comfortable atmosphere. I want to give the residents of West Cobb a break from the same ole chain restaurant food. Many restaurant owners overlook the small things that make a restaurant successful-great food and making everyone feel at home when they walk through the door. You don't get may second chances in the restaurant business. A great first impression is the best chance you have to be successful.

My financial situation:
I am a good candidate for this loan because?I have been a professional chef for 13 years. I have opened and run several successful restaurants in Charleston SC before moving to the Marietta area 5 years ago.The last restaurant I opened and ran was the Boulevard Diner in Mt Pleasant SC, which is still the most popular restaurant in Mt Pleasant. I moved to the Marietta area and immediately started to build a small personal chef and catering service which has continued to grow. I have established great relationships with residents of the area and have a solid grasp on the culinary preferences of area residents. The main reason I want to open the West Cobb Diner is the opportunity to give the residents of the area a great place to eat. Great home made food, affordable prices and friendly service will always bring the customers back to the "Diner ".

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420535
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	29.03%	Starting borrower rate/APR:	30.03% / 32.41%	Starting monthly payment:	$106.17

Auction yield range:	8.23% - 29.03%	Estimated loss impact:	8.70%
Lender servicing fee:	1.00%	Estimated return:	20.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1994	Debt/Income ratio:	12%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$249,703	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	openness-walnut	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off higher interest debt
Purpose of loan:
This loan will be used to pay down higher interest debt?

My financial situation:
I am a good candidate for this loan because I have a?stable two family income household and I have exhibited responsible payment history with all credit accounts.

Monthly net income:?

Monthly expenses: $
??Housing: $?3000
??Insurance: $ 150
??Car expenses: $ 700
??Utilities: $ 100
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420539
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1989	Debt/Income ratio:	25%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	6y 9m
Amount delinquent:	$0	Revolving credit balance:	$11,958	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	organic-openness	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting Caught Up
Purpose of loan:
This loan will be used to? get caught up with things?I've?had to put on hold?since the purchase and move to my new home (maintenance work to?my car, pay off a few credit cards?and?purchase various items for?my?home -- i.e., lawn mower, etc.).? I purchased my first?home and have filed for the?first-time home buyer tax credit, but unfortunately the turnaround time for receiving it is now 16 weeks.

My financial situation:
I am a good candidate for this loan because? (1) I have?good monthly income to make the required payments; (2)?I will be receiving an $8,000 tax credit which I intend to use to pay off the loan; and (3) under no circumstances do I?want to have bad credit -- In 2005 I was in a horrible auto accident wherein my car was totaled by?a cab driver which?caused me to be out of work for a little while and unfortunately I fell behind in a few payments, but?from that time till now,?I have not missed one payment and?have since set-up automatic withdrawals with all allowed creditors?and have?also set-up?an account for emergency purposes?(i.e., accidents, hospitals, etc.) so?I have that extra protection to?never fall behind or miss a payment again.????

Monthly net income: $2970 -- I work for a law firm full-time and do bookkeeping part-time

Monthly expenses: $
??Housing: $ 1207
??Insurance: $
??Car expenses: $447
??Utilities: $ 130
??Phone, cable, internet: $ 25
??Food, entertainment: $?300
??Clothing, household expenses $
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420553
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1990	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$29,896	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	duty-adventure	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420559
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.28%	Starting borrower rate/APR:	14.28% / 16.44%	Starting monthly payment:	$514.71

Auction yield range:	11.23% - 13.28%	Estimated loss impact:	10.29%
Lender servicing fee:	1.00%	Estimated return:	2.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1991	Debt/Income ratio:	24%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$59,962	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Casual72	Borrower's state:	NewYork	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	18 ( 100% )	700-720 (Latest)
Principal borrowed:	$8,500.00	< mo. late:	0 ( 0% )	700-720 (Nov-2007) 700-720 (Oct-2007) 740-760 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Personal Loan
Hello all- ? This is my fifth listing on Prosper. I?ve had one loan paid off, I withdrew one, and I had one fail to fund.??

I will be using this money as a straight up debt swap with one of my few remaining credit cards.?

I am a good candidate for this loan because I pay my debts no matter what. I have a secure job, and I have significant life insurance.

BANKS and CREDIT CARDS lend to me at rates under 10%. Except for this one, American Express. I?have a $20,000 UNSECURED line of credit at 9% (which currently has $7,500 I used to lend to a friend on her listing). Investors should look at this listing as high grade commercial paper - only safer. If this bid fails or the interest rate is not low enough, I won't accept the loan. I am trying to use Prosper because I believe in it, and I want to help build Prosper, but quite frankly I don't need to borrow the money, I can get it from my credit facility or just leave the debt as is. The rate is high but not outrageous.

I am listed as a D which is almost laughable. There's no better credit risk. I heaped on tons of debt taking a paycut to get this job,?which is why my debt level is relatively high, but I have never missed a payment. Also, I have begun paying off and firing certain credit card companies because of unscrupulous tactics used since the crisis began...so my % utilization looks really high as well. Meanwhile, my debt level goes down every month.

I listed the rate low as a result, this is a virtually guaranteed rate of return, so honestly 12% should be enough. I don't know why there's that bogus floor....I have people that would lend to me at much lower rates.

I reported my income as $100,000 which shows as $100,000+. This is my base salary with no overtime and is the LEAST amount I can make in a year. It would be virtually impossible for me to make that little, as I make a lot of overtime (some of it REQUIRED). I made over $110,000 per year and anticipate making $100,000 at LEAST, every year from now on. But for lending purposes go ahead and use the $80K.??

As with my last loan, I can guarantee payment, but cannot guarantee how long it will be out there. I will leave it out at least 9 months, as I do not want to have people bid only to have the loan paid off in 2 or 3 months. However, it may be outstanding longer than my previous loans.?

Good luck to all on Prosper and thanks in advance for your consideration -Caz
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420565
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	20.50%	Starting borrower rate/APR:	21.50% / 23.76%	Starting monthly payment:	$360.36

Auction yield range:	8.23% - 20.50%	Estimated loss impact:	8.48%
Lender servicing fee:	1.00%	Estimated return:	12.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1997	Debt/Income ratio:	17%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$30,600	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	mhzinger1723	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to pay down credit cards that had to be used after my wife lost her job while having to be treated for a medical ailment.

My financial situation:
I am a good candidate for this loan because although I had to rely on credit cards during this period, I have always made early payments and over minimum payments. I have not only held, but advanced several times in sales management during my time at my current employment. We are now moving forward and want out from the burden of the everchanging credit card regulations under the new administration.

Monthly net income: $ 10,900

Monthly expenses: $
??Housing: $3200
??Insurance: $150
??Car expenses: $1010
??Utilities: $300
??Phone, cable, internet: $320
??Food, entertainment: $500
??Clothing, household expenses $100
??Credit cards and other loans: $770
??Other expenses: $2750 (rental properties)?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420569
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.38%	Starting borrower rate/APR:	32.38% / 34.79%	Starting monthly payment:	$547.07

Auction yield range:	11.23% - 31.38%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1997	Debt/Income ratio:	34%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,282	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	21%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	rjvi45	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 95% )	700-720 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 5% )	640-660 (Nov-2007)
Principal balance:	$2,677.15	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
PAY OFF CREDIT CARDS
Purpose of loan:
This loan will be used to? PAY OFF A HIGH RATE LOAN AND PAY OFF ALL MY CREDIT CARD DEBT

My financial situation:
I am a good candidate for this loan because? I AM A CREDIT FINANTIC, I MONITOR MY CREDIT WEEKLY, EVER SINCE MY DIVORCE I HAVE FOCUSED ON GETTING PERFECT CREDIT AND IN 6 MONTHS I WILL HAVE REACHED MY GOAL. / I HAVE MONEY IN THE BANK, I HAVE OVER 200.000 IN MY IRA AND MY COMPANY IS BOOMING AND SECURE!!!!!

Monthly net income: $
5200
Monthly expenses: $
??Housing: $ PAID FOR
??Insurance: $ 150
??Car expenses: $ 600
??Utilities: $ 400
??Phone, cable, internet: $ 130
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420571
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$164.23

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1999	Debt/Income ratio:	32%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$10,875	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	ingenious-exchange	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used to pay down a couple existing debts.

My financial situation:
I am a good candidate for this loan because I have a very good history of paying off my debts before the call dates and I have a very good salary.? I work as a risk manager for a financial institution.? I fully understand credit and the responsibility to pay back creditors.? Also, my debt to income ratio is very low.

Monthly Net income:? $3500

Mortgage: $840

Credit Card: $120

utilities: $250

internet, cable: $120

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420575
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 11.60%	Starting monthly payment:	$256.26

Auction yield range:	4.23% - 8.50%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2000	Debt/Income ratio:	31%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$15,648	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	rapid-velocity	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help Me Become a Teacher
Purpose of loan:I am a full time college student and I also work full time as an administrative assistant at a high school. I am going to college to become a teacher but in order to receive my teaching credential I must student teach for 15 weeks. In order to do this I will have to take an unpaid leave of absence from my job. Since I won't be getting paid during my leave I won't be able to pay my mortgage or my bills. But if I don't student teach then I can't earn my teaching credential and move on to my dream job as an educator. Without this loan I cannot complete my education. My financial situation:I am a great candidate for this loan because I have a solid full time job, my credit is excellent, and because this loan will help me begin my career, my income will go up and I will have more money to pay down this debt quickly.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420583
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.11%	Starting borrower rate/APR:	22.11% / 24.38%	Starting monthly payment:	$191.24

Auction yield range:	8.23% - 21.11%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1991	Debt/Income ratio:	23%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,973	Occupation:	Attorney
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	36%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	0
Screen name:	green-rate-superstar	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Training Equipment Loan
Purpose of loan:
This loan will be used to? purchase fitness equipment for a personal training studio that my husband and I will be running. He is a fitness professional with more than 15 years in the industry and I am the strength and conditioning coach for a local all-female flat track roller derby team. We will both be training the roller derby team and individual clients at several locations. I am also a licensed, practicing attorney. This business is a small side venture for the two of us which we plan to grow into a full time enterprise. In the meantime, I will continue to practice law to support our household bills. The loan proceeds will go towards purchase a few pieces of necessary fitness equipment.

My financial situation:
I am a good candidate for this loan because? I have a steady income in addition to the personal training business and we already have a dedicated client base.

Monthly net income: $ 4130

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 150
??Car expenses: $ 600
??Utilities: $ 100
??Phone, cable, internet: $ 60
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420587
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	20.06%
Lender servicing fee:	1.00%	Estimated return:	-1.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-2007	Debt/Income ratio:	39%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$3,234	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	the_fiction_we_live0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,300.00	< mo. late:	0 ( 0% )	600-620 (Jun-2008)
Principal balance:	$1,811.84	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Photography Certification
Purpose of loan:
This loan will be used to pay for my schooling for Photography. I have always wanted to do this ever since I was a little girl.

My financial situation:
I am a good candidate for this loan because I have a garanteed paycheck every 1st and 15th of every month. I have never been late on any of my current payments and all of my accounts are in good standing. My bank will not give me a personal loan because I have just recently started building my credit after high school a couple of years ago and I do not have enough length of time on my accounts according to the bank. I am very capable of making this payment and I would really appreciate any help I could get.

Monthly net income: $ 2800

Monthly expenses: $
??Housing: $ 0 military housing
??Insurance: $ 100
??Car expenses: $?415.70
??Utilities: $ 0 military housing
??Phone, cable, internet: $?150??
? Food, entertainment: $ 200
??Clothing, household expenses $ 300
??Credit cards and other loans: $?300
??Other expenses: $ 150 gas
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420601
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 24.92%	Starting monthly payment:	$37.73

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2002	Debt/Income ratio:	10%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	9	Length of status:	0y 2m
Amount delinquent:	$53	Revolving credit balance:	$8,679	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	SPickle	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
grad classes to get CPA license
Purpose of loan:
This loan will be used to pay for 12 graduate school credit hours required to obtain my CPA license.?

My financial situation:
I am a good candidate for this loan because I am very financially responsible, and have never been late on a loan payment.? My credit score is currently low (about 660) only because of the high balances on my cards- other than that I have a 7 year credit history with 0 late payments.? The deliquient amount is from a library book I took out and forgot to return- apparently that goes on your credit score.? And that was about 5 years ago, I believe.? I moved out-of-state about a year ago and started a new job, but when the economy tanked I was laid off, as one of the newest workers.? It took me about 2 months to find a new position, with a very stable company- as they were hiring in the midst of a recession.? Between the costs of moving across the country?and spending 2 months looking for work, my credit card debt racked up.? Aside from that, you'll see my credit history is perfect.? I am going back to school because I need 12 more credit hours of graduate education to obtain my CPA license.? I have been working as a public accountant for 4 years and have passed all of my CPA testing, so once I complete the credit hours in?December 2009 I will receive my professional license, along with a pay raise and even more job security.? I am single with no children, live in apartment, and don't own a car, so I?never have unexpected maintenance or upkeep costs arise.? I feel based on my perfect payment history, finance-based career, and low-cost lifestyle, I am a low-risk loan candidate.? I plan on paying the loan back over the full 3-year period, so you should receive your maximum interest.

Monthly net income: $ 3,624

Monthly expenses: $ 2,909
??Housing: $?1,525
??Insurance: $ 65
??Transportation expenses: $ 140
??Utilities: $ 45
??Phone, cable, internet: $ 130
??Food, entertainment: $?400
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 304
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420605
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1990	Debt/Income ratio:	34%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	37	Length of status:	11y 5m
Amount delinquent:	$75	Revolving credit balance:	$19,890	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	107%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	weimgrls	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$2,335.15	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Paying Off Payday Laons
Purpose of loan:
This loan will be used to?? Pay off payday loans that I had to take out when my husband was laid off.?I have four that are out, it was a stupid thing to do but sometimes you do what you have to.??

My financial situation:
I am a good candidate for this loan because?? Pay no attention to the high risk rating, I PAY MY BILLS ALWAYS. ?
Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420607
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$215.78

Auction yield range:	11.23% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-2000	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	11 / 9	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,112	Stated income:	Not employed
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	36%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mja	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	720-740 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	700-720 (May-2009) 660-680 (Sep-2008) 660-680 (Jul-2008) 680-700 (Sep-2007)
Principal balance:	$1,040.59	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Debt Consolidation
I will use this loan to consolidate my debt.? I am on Disability and just lost my part-time job.

My financial situation:
I still live with my parents and my disability income is more than enough to cover my payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420613
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,995.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.37%	Starting borrower rate/APR:	31.37% / 33.77%	Starting monthly payment:	$86.19

Auction yield range:	11.23% - 30.37%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1986	Debt/Income ratio:	17%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	16y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,202	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	exuberant-deal	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING BILLS
Purpose of loan:
This loan will be used to? THIS LOAN WILL BE USED TO PAY OFF A CREDIT CARD AND GET A FEW THINGS READY BEFORE WINTER.

My financial situation:
I am a good candidate for this loan because? WE ARE A GOOD CANIDATE FOR THIS LOAN BECAUSE WE TAKE OUR FINANCES VERY SERIOUSLY. I HAVE BEEN EMPLOYED WITH THE SAME COMPANY FOR 16 YEARS I AM SURE WE WILL BE ABLE TO PAY THIS LOAN OFF EARLY. THANK YOU FOR YOUR TIME.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420623
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$253.88

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1994	Debt/Income ratio:	47%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$3,436	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	7
Screen name:	enriching-kindness	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need help with high interest loans
Purpose of loan:
This loan will be used to consolidate credit cards and a personal loan with high interest rates
My financial situation:
I am a good candidate for this loan because I am a full time working professional with post graduate experience and high integrity. I perviously owned a retail store and filed bankruptcy due to an earthquake damaging all of the items in December 2003 therefore my credit score has dropped dramatically.

Monthly net income: $ 4400

Monthly expenses: $
??Housing: $ 1200.00
??Insurance: $ 80.00
??Car expenses: $ 729.00
??Utilities: $ 75.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $?750.00
??Other expenses: $ 75.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420629
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	4 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$3,800	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	mikspik001	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for online clothing store
Purpose of loan:
This loan will be used to purchase new inventory for our online Ebay clothing store. Use this link to visit our current Ebay listings: our ebay store

Business story: Girlfriend and I selling clothing items on Ebay since October 2008; hold a PowerSeller status - monthly profit $4000, selling rate 35% of total number of items listed each month (150 items sold per 500 listed per month); $4000 is not enough to invest back into the business for it to grow, as most of the profit is used for living expenses; investing $15000 into new inventory equals to 1500 new items listed, bringing the profit up to about $9000 per month, of which about $6000 would go back into the business while using the other $3000 for living expenses, which in turn equals to business growth.
Educational and Professional Background:
Myself - B.S. in Computer Science; Database Administrator 2001-2007.Partner/girlfriend - PharmD; Pharmacy student 2001-2008.?? ? ?

My financial situation:
Good credit history, no open loans, no major credit card debts, reliable business with a proven record of profitability, backed up by a stable carrier in IT and pharmacy.

Monthly net income: $ 4000

Monthly expenses: $ 3500

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420635
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.59%	Starting borrower rate/APR:	25.59% / 27.90%	Starting monthly payment:	$260.47

Auction yield range:	11.23% - 24.59%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1980	Debt/Income ratio:	27%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	25 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$19,080	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	rnbusy	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	50 ( 100% )	660-680 (Latest)
Principal borrowed:	$12,500.00	< mo. late:	0 ( 0% )	640-660 (Feb-2008) 620-640 (Dec-2007) 660-680 (Oct-2006)
Principal balance:	$2,925.17	1+ mo. late:	0 ( 0% )
Total payments billed:	50
Description
Putting My Skills to Use
Purpose of loan:
This loan will be used to??Complete business advanced degree and begin to develop a new business while continuing to work full-time.?

My financial situation:
I am a good candidate for this loan because? I am an extremely dependable, reliable person. I have 30 years of experience in nursing, have been in management for 20 years, and have only worked at 3 facilities. I am loyal and set high expectations for myself. I have never defaulted on anything in my life.?I have high perseverance and see all things to completion.?You will be lending to someone who would be greatly appreciative, and would be guaranteed on time payment. Please help me achieve my goals!!!

Monthly net income: $ 5700.00

Monthly expenses: $
??Housing: $ 1300.00
??Insurance: $ 150.00
??Car expenses: $ none
??Utilities: $ 200.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $?600.00
??Other expenses: $ 600.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420641
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1986	Debt/Income ratio:	44%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$649	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dixie-doo	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
RELIST - NURSE IN NEED/PLEASE READ
Purpose of loan:
This loan will be used to pay off 2 very high interest, payday like loans as well as several other credit cards. After my divorce I resorted to bankruptcy to help me make a fresh start. Subsequently, the only loans I was able to get were high interest ones.? At the time, all 3 of my children were in college and I was unable to get Parents Plus loans to help them because of the bankruptcy. I resorted to 2 high interest loans for that. These 2 loans especially have really been dragging me down. With interest rates of 96% the balances never seem to go down. The first loan with Brookwood Lending still has a balance of $1338.66 (payment $237.44/month.) The second loan is with Cash Call and still has a balance of $1966.88 (payment 216.55/month.) I would also like to pay off 3 credit cards (Fashion Bug, Credit One and Life Uniforms - total about $2400) and have just one Prosper loan to pay.? A Prosper loan will save me at least $150 monthly and stop the cycle of balances that never go down. I do not intend to pay off my Prosper loan early.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time. This and I have very good job security. I am a nurse and have worked continuously in this occupation since graduating from nursing school in 1988. Unfortunately Prosper only allows the inclusion of one job in it's listing however I have 2. It is true that I have only been with my current primary employer for 8 months but I have been working part time at another institution for 9 years. My previous primary employer was a travel nurse company. I was with them for 3 years. When I decided to stop doing travel nursing I was hired by my current full time employer. As a nurse, the opportunities are many and with the nursing shortage projected to get worse, I will never be unemployed.?

* I withdrew a previous listing which included a request to also pay off my car loan which also has a high interest rate. However, at the suggestion of another Prosper member, I have decided to just focus on getting my loans and credit cards paid off. I will, apart from Prosper, attempt to refinance my car loan.

Monthly net income: $3300

Monthly expenses:
? Housing: $700
? Insurance: $300 (auto and health)
? Car expenses: $200 (this includes tolls and gas for work)
? Utilities: $200
? Phone, cable, internet: $250
? Food, entertainment: $300
? Clothing, household expenses $150
? Credit cards and other loans: $1106.36 (includes car loan,? credit cards and the 2 high interest loans)
? Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420647
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2005	Debt/Income ratio:	14%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$8,218	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	mike2246s	Borrower's state:	Florida	Borrower's group:	Alternative Financing for School
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	27 ( 100% )	600-620 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	600-620 (Jul-2009) 540-560 (Nov-2007) 520-540 (Feb-2007) 520-540 (Feb-2007)
Principal balance:	$0.01	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Please help give funding for car
Hi, I am looking to raise money for a new car for my job. I am now working in an information technology department and plan to continue working this job for several more years. This Job helps me pay off most of my school bills, so I do not foresee myself having any problems making the necessary payments towards this loan. I am requesting this loan, because I would like to pay my of credit card debt at a lower rate than I currently have, and I also think that this will be a good opportunity to work with prosper.com.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420659
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.25%	Starting borrower rate/APR:	15.25% / 17.42%	Starting monthly payment:	$260.91

Auction yield range:	14.23% - 14.25%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1993	Debt/Income ratio:	56%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$49,323	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	A_Bill_Payer	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest cards
Purpose of loan:
This loan will be used to pay off high interest credit cards.

My financial situation:
I am a good candidate for this loan because I allways pay my debts, have retirement income & have a stable job working for a government contractor.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420665
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$108.80

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1988	Debt/Income ratio:	46%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	46	Length of status:	0y 3m
Amount delinquent:	$2,800	Revolving credit balance:	$842	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	funds-circuit888	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	720-740 (Oct-2008)
Principal balance:	$1,580.81	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Like to make only one payment
Purpose of loan: I would like to build my credit score, I will pay off all my cards and what I owe on first prosper loan. They are Belks $339,Kohls $500, Goodys $582, Prosper $1500. I do not plan to use charge cards at all unless I pay the complete charge every month with no interest to pay.
My financial situation: I own my home and have a rental property which has had the same tenents for more than two years. I got a Teaching Degree at ETSU in December and now teach at Head Start preK.? I was out of work in my field for a couple of months (Economic Hardship) and did get a little behind but I would love to have extra money and pay my interest to good people like prosper lenders. (hope to be one myself soon). I will try to pay this off sooner with my income tax check in Feb 2010.? Thank you for helping people like me!!! God Bless you all.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420671
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1998	Debt/Income ratio:	28%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	15y 3m
Amount delinquent:	$0	Revolving credit balance:	$13,723	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	cfinna8	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	47 ( 100% )	600-620 (Latest)
Principal borrowed:	$12,401.00	< mo. late:	0 ( 0% )	600-620 (May-2008) 580-600 (Apr-2008) 580-600 (Mar-2008) 580-600 (Feb-2008)
Principal balance:	$4,321.50	1+ mo. late:	0 ( 0% )
Total payments billed:	47
Description
3rd Prosper Loan (NO LATE)
Purpose of loan:
This loan will be used to Pay Off my current Prosper loan and consolidate additional debt.

Monthly net income: $ 3920.00 (myself)-2600.00(spouse)-1320.00

??Housing: $ 800.00
??Insurance: $ 120.00
??Car expenses: $ 410.00
??Utilities: $ 280.00
??Phone, cable, internet: $ 220.00
??Food, entertainment: $ 600.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ 300.00
Information in the Description is not verified.